                                                                    EXHIBIT 32.1

            CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QLT Inc., or the Company, on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, or the Form 10-K, I, Robert L. Butchofsky, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2006

                                        /s/ Robert L. Butchofsky
                                        ----------------------------------------
                                        Robert L. Butchofsky
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)
                                        QLT Inc.